Exhibit 4.7


                              LETTER OF TRANSMITTAL

                             OFFER TO EXCHANGE UP TO

                   $125,000,000 PRINCIPAL AMOUNT FLOATING RATE
                         SENIOR SECURED NOTES DUE 2009,
                       SERIES B AND GUARANTEES THEREOF FOR
                             ANY AND ALL OUTSTANDING
   $125,000,000 PRINCIPAL AMOUNT FLOATING RATE SENIOR SECURED NOTES DUE 2009,
                        SERIES A AND GUARANTEES THEREOF

                         ABRAXAS PETROLEUM CORPORATION

            Pursuant to the Offer to Exchange Dated December , 2004



--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON , 2005 UNLESS EXTENDED (THE "EXPIRATION TIME"). HOLDERS OF THE $125,000,000 FLOATING RATE SENIOR Secured Notes due 2009, Series A ("OUTSTANDING NOTES"), MUST TENDER THEIR OUTSTANDING NOTES ON OR PRIOR TO THE EXPIRATION TIME IN ORDER TO PARTICIPATE IN THE EXCHANGE OFFER AND RECEIVE THE EXCHANGE NOTES.


IF YOU TENDER YOUR OUTSTANDING NOTES, YOUR TENDER MAY NOT BE WITHDRAWN EXCEPT UNDER THE CIRCUMSTANCES DESCRIBED IN THE SECTION ENTITLED "The Series A/B Exchange Offer--PROCEDURES FOR TENDERING OUTSTANDING NOTES--Withdrawal Rights" OF THE OFFER TO EXCHANGE (AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME) THAT ACCOMPANIES THIS LETTER OF TRANSMITTAL (THE "OFFER").

HOLDERS THAT DESIRE TO PARTICIPATE IN THE EXCHANGE OFFER ("NOTEHOLDERS") MUST TENDER THEIR OUTSTANDING NOTES BY DELIVERING THIS LETTER OF TRANSMITTAL OR MUST CAUSE AN AGENT'S MESSAGE TO BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.
--------------------------------------------------------------------------------
                  The Exchange Agent for the Exchange Offer is:
                         U.S. Bank National Association

By Mail(Whether Certified or Registered): By Hand Delivery or Overnight Courier:

   U.S. Bank National Association             U.S. Bank National Association
     60 Livingston Avenue                          60 Livingston Avenue
      St. Paul, MN 55107                            St. Paul, MN 55107
   Attn.: Specialized Finance                   Attn.: Specialized Finance

 By Facsimile(For Eligible Institutions Only):       Confirm by Telephone:

          (651) 495-8158                              (800) 934-6802
     Attn: Specialized Finance

     As set forth in the Offer to Exchange dated December , 2004 (as it may be supplemented from time to time, the "Offer") of Abraxas Petroleum Corporation, a Nevada corporation ("Abraxas" or the "Company"), this Letter of Transmittal (the "Letter of Transmittal" and, together with the Offer, the "Exchange Offer") must be used to tender the Outstanding Notes in response to the Company's offer to exchange $125,000,000 principal amount of Floating Rate Senior Secured Notes due 2009, Series B (the "Exchange Notes"), for all Outstanding Notes tendered, if
(i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by such Noteholders; (ii) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "The Series A/B Exchange Offer--Procedures for Tendering Outstanding Notes--Valid Tender" in the Offer; or (iii) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Series A/B Exchange Offer--Procedures for Tendering Outstanding
Notes--Guaranteed Delivery Procedures" in the Offer; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     Noteholders  that are  tendering  by  book-entry  transfer to the  Exchange
Agent's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message to the Exchange Agent for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the agent's message. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

     If a Noteholder desires to tender Outstanding Notes and (i) such Outstanding Notes are not lost but are not immediately available, (ii) time will not permit the Noteholder's Outstanding Notes or other required documents to reach the Exchange Agent before the Expiration Time, or (iii) the procedures for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the following conditions are satisfied:

         o     the tender is made by or through an Eligible Institution;

         o prior to the Expiration Time, the Exchange Agent receives from the Eligible Institution a properly completed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) substantially in the form the Company provides which sets forth the name and address of the Noteholder and the amount of the Outstanding Notes tendered; and

         o a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, together with certificates for all Outstanding Notes in proper form for transfer (or a book-entry confirmation with respect to all tendered Outstanding Notes), and any other required documents are received by the Exchange Agent within three business days after the date of execution of the notice of guaranteed delivery. See Instruction 2.

     The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     Each capitalized term used and not defined herein shall have the meaning ascribed to it in the Offer.

                           TENDER OF OUTSTANDING NOTES

/ / CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY DELIVERY OF CERTIFICATES REPRESENTING THE OUTSTANDING NOTES TO THE EXCHANGE AGENT.

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:


         Name of Tendering Institution__________________________________________

         DTC Account Number ____________________________________________________

         Transaction Code Number _______________________________________________

/ / CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:


         Name of Registered Owner(s) ___________________________________________

         Date of Execution of Notice of Guaranteed Delivery ____________________

         Name of Institution which Guaranteed Delivery _________________________

         If Delivered By Book-Entry Transfer:

         Name of Tendering Institution _________________________________________

         DTC Account Number ____________________________________________________

         Transaction Code Number _______________________________________________

                    DESCRIPTION OF OUTSTANDING NOTES TENDERED

           (Must be completed. If space is insufficient, please attach a signed list in the form below.)

--------------------------------------------------------------------------------

 Name(s) and Address(es) of      Outstanding       Aggregate    Principal Amount
    Registered   Holder(s)         Note(s)         Principal      of Outstanding
       (please print)            Certificate       Amount of       Notes
                                  Number(s)*      Outstanding     Tendered**
                                                  Notes Held
--------------------------     -------------- ------------------  --------------


--------------------------     -------------- ------------------  --------------


--------------------------     -------------- ------------------  --------------


--------------------------     -------------- ------------------  --------------


--------------------------     -------------- ------------------  --------------


--------------------------     -------------- ------------------  --------------


--------------------------     -------------- ------------------  --------------


*   Need not be completed by Book-Entry Holders
** Unless otherwise specified, the aggregate principal amount of all Outstanding Notes held shall be deemed tendered.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tender(s) to Abraxas, upon the terms and subject to the conditions set forth in the Offer, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of Outstanding Notes indicated in the table above entitled "Description of
Outstanding  Notes  Tendered"  under the  column  heading  "Principal  Amount of
Outstanding Notes Tendered" in exchange for the Exchange Notes. The Exchange Notes evidence the same debt as the Outstanding Notes (which they replace). Capitalized terms used but not defined herein have the respective meanings given such terms in the Offer. The undersigned understand(s) that tender of Outstanding Notes may not be withdrawn except under the circumstances described in the Offer.

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Outstanding Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sell(s), assign(s) and transfer(s) to, or upon the order of, the Company, all right, title and interest in and to all of the Outstanding Notes tendered hereby. The undersigned hereby irrevocably constitute(s) and appoint(s) the Exchange Agent as true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Outstanding Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Outstanding Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Outstanding Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Outstanding Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Offer.

     In the event of a termination of the Exchange Offer, the Outstanding Notes tendered pursuant to the Exchange Offer will be returned to the tendering Noteholders promptly (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to the account maintained at DTC from which such Outstanding Notes were delivered). If the Company reduces the principal amount of the Exchange Notes to be exchanged for the Outstanding Notes, reduces the principal amount of the notes subject to the Exchange Offer or is otherwise required by law to permit withdrawal, the Company will disseminate additional Exchange Offer materials and extend such Exchange Offer to the extent required by law.

     The undersigned understand(s) that tender of Outstanding Notes pursuant to any of the procedures described in the Offer and in the instructions hereto and acceptance of such Outstanding Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understand(s) that validly tendered Outstanding Notes (or defectively tendered Outstanding Notes with respect to which the Company has waived such defect, or has caused such defect to be waived), will be deemed to have been accepted by the Company if, as and when the Company gives oral or written notice thereof to the Exchange Agent.

         The undersigned hereby represent(s) and warrant(s) that it has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes tendered hereby, and that when such tendered Outstanding Notes are accepted for purchase and payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, right or proxy. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, exchange, assignment and transfer of the Outstanding Notes tendered hereby.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the undersigned's death or incapacity, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned understand(s) that the delivery and surrender of any Outstanding Notes is not effective, and the risk of loss of the Outstanding Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals will be determined by the Company, in its sole discretion, which determination shall be final and binding. For purposes of the Exchange Offer, the Company will be deemed to have accepted validly tendered Outstanding Notes if and when the Company gives notice to the Exchange Agent.

     The undersigned understand(s) that notwithstanding any other provisions of the Exchange Offer to the contrary, delivery of the Exchange Notes for Outstanding Notes accepted for tender pursuant to the Exchange Offer will in all cases be made only after timely receipt by the Exchange Agent of (a) certificates for (or a timely book-entry confirmation with respect to) such Outstanding Notes, (b) a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and
(c) any other documents required by the applicable Letter of Transmittal and the instructions thereto. Accordingly, tendering Noteholders whose certificates for Outstanding Notes or book-entry confirmation with respect to such Outstanding Notes are actually received by the Exchange Agent after the Expiration Time may be paid later than other tendering Noteholders. Under no circumstances will interest be paid on the Exchange Notes to be paid by the Company because of any delay in making such delivery or otherwise.

     Unless otherwise indicated herein under "Special Issuance/Delivery Instructions," the undersigned hereby request(s) that the Exchange Notes and any Outstanding Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned at the address indicated under "Description of Outstanding Notes Tendered" above (and in the case of Outstanding Notes tendered by book-entry transfer, by credit to the account of DTC).

     In the event that the "Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that the Exchange Notes and any Outstanding Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognize(s) that the Company has no obligation pursuant to the "Special Issuance/Delivery Instructions" box to transfer any Outstanding Notes from the names of the registered Noteholder(s) thereof if the Company does not accept for purchase any of the principal amount of such Outstanding Notes so tendered.

                                   SIGNATURES

--------------------------------------------------------------------------------


Signature guaranteed by:            Dated:_______________________________, 200__

(See Instruction 1)




__________________________________  ____________________________________________
Authorized Signature                Signature of Noteholder or Authorized
                                    Representative (See Instruction 1)





__________________________________  ____________________________________________
Name of Eligible Institution        Name of Noteholder (please print or type)
(please print or type)




__________________________________  ____________________________________________
Address (please print or type)      Name of Authorized Representative,
                                    if applicable
                                    (please print or type)





__________________________________  ____________________________________________
City, State/Province, Country,      Area Code and Telephone No.
Postal Code (please print or type)  (please print or type)





                                    ____________________________________________
                                    Social Insurance Number or Taxpayer
                                    Identification Number or Social Security
                                    Number of U.S. Resident

                     SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS

   SPECIAL ISSUANCE/DELIVERY                  SPECIAL ISSUANCE/DELIVERY
        INSTRUCTIONS                                  INSTRUCTIONS
  (See Instruction 1, 4, 5 and 6)            (See Instruction 1, 4, 5 and 6)

To be completed ONLY in Exchange Notes  To be completed ONLY if Exchanbe Notes
or Outstanding Notes representing       or Outstanding Notes representing
principal amounts not tendered or not   principal amounts not tendered or not
accepted for purchase be issued in the  accepted for purchase be sent to someone
name of, or transferred to, someone     other than the undersigned or to the
other than the undersigned, Issue/      undersigned at an adderss other than
transfer to:                            that appearing under "Description of
                                        Outstanding Notes Tendered" above, or
                                        are to be held by the Exchange Agent for
Name:________________________           pick-up by the undersigned or by any
      (pleae print)                     person designated by the undersigned
                                        in writing.

Address:_____________________           Send to:

_____________________________

_____________________________
   (include postal code)                Name:___________________________
                                                  (please print)

U.S. Residents/Citizens must
provide their Social Security           Address:________________________
Number or Tax Payer Identification
Number here:                                    ________________________

                                                ________________________
                                                (include postal code)
__________________________________


     DEPOSIT PURSUANT TO NOTICE OF
 GUARANTEED DELIVERY (See Instruction 1)       [ ] Hold for pick-up at the
                                               office at which the Tendered
[ ] Check here only if Outstanding Notes       Notes were deposited, against
are being delivered pursuant to a Notice       Counter receipt.
of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:


Name(s) of Registered Holder(s):

 ________________________________

Date of Execution of Notice of Guaranteed
Delivery:
 ________________________________

Name of Eligible Institution which
Guaranteed Delivery:

_________________________________

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

     1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless the Outstanding Notes tendered hereby are tendered by a registered Noteholder (or by a participant in DTC whose name appears on a security position listing as the owner of such Outstanding Notes) that has not completed any of the boxes entitled "Special Issuance/Delivery Instructions" on this Letter of Transmittal or for the account of an Eligible Institution. If the Outstanding Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Outstanding Notes not accepted for payment or not tendered are to be returned to a person other than the registered Noteholder, then the signatures on this Letter of Transmittal accompanying the tendered Outstanding Notes must be guaranteed by an Eligible Institution as described above. See Instruction 4.

     2. Delivery of Letter of Transmittal and Outstanding Notes. This Letter of Transmittal is to be completed by Noteholders if (i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by such Noteholders; (ii) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth under the caption "The Series A/B Exchange Offer--Procedures for Tendering Outstanding Notes--Valid Tender" in the Offer; or (iii) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Series A/B Exchange Offer--Procedures for Tendering Outstanding Notes--Guaranteed Delivery Procedures" in the Offer; and, in each case instructions are not being transmitted through ATOP. All physically delivered Outstanding Notes, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Outstanding Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Time, or the tendering Noteholder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC or the Company does not constitute delivery to the Exchange Agent.

     If a Noteholder desires to tender the Outstanding Notes pursuant to the Exchange Offer and (i) the Noteholder's Outstanding Notes are not lost but are not immediately available, (ii) time will not permit the Noteholder's Outstanding Notes or other required documents to reach the Exchange Agent before the Expiration Time, or (iii) the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Time, then such Noteholder must tender such Outstanding Notes pursuant to the guaranteed delivery procedures set forth under the caption "The Series A/B Exchange Offer--Procedures for Tendering Outstanding Notes--Guaranteed Delivery Procedures" in the Offer. Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution, (ii) the Exchange Agent must receive from the Eligible Institution a properly completed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery), substantially in the form provided by the Company, which sets forth the name and address of the Noteholder and the amount of the Outstanding Notes tendered, prior to the Expiration Time, and (iii) the Exchange Agent must receive a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, together with certificates for all Outstanding Notes in proper form for transfer (or a book-entry confirmation with respect to all tendered Outstanding Notes), and any other required documents within three business days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents, including delivery through DTC and any acceptance of agent's message delivered through ATOP, is at the option and risk of the tendering Noteholder. Instead of delivery by mail, we recommend that the undersigned use(s) an overnight or hand delivery service. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent prior to the Expiration Time. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Exchange Agent.

     No alternative, conditional or contingent tenders will be accepted. All tendering Noteholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Outstanding Notes for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Outstanding Notes should be listed on a separate signed schedule attached hereto.

     4. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Noteholder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Outstanding Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Outstanding Notes.

     If any of the Outstanding Notes tendered hereby are registered in the name of two or more Noteholders, all such Noteholders must sign this Letter of Transmittal. If any of the Outstanding Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Outstanding Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered Noteholders of the Outstanding Notes listed and transmitted hereby, no endorsements of Outstanding Notes or separate instruments of transfer are required unless payment is to be made, or Outstanding Notes not tendered or purchased are to be issued, to a person other than the registered Noteholders, in which case signatures on such Outstanding Notes or instruments of transfer must be guaranteed by a recognized member of the Medallion Signature Guarantee Program.

     If this Letter of Transmittal is signed other than by the registered Noteholders listed, the Outstanding Notes must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name or names of the registered Noteholders appear on the Outstanding Notes and signatures on such Outstanding Notes or instruments of transfer are required and must be guaranteed by an Eligible Institution.

     5. Special Issuance and Delivery Instructions. If certificates for unpurchased or untendered Outstanding Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if such Outstanding Notes are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate "Special Issuance/Delivery Instructions" boxes on this Letter of Transmittal should be completed. All Outstanding Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such Outstanding Notes were delivered or by sending certificates for such Outstanding Notes to the tendering Noteholder, as applicable.

     6. Transfer Taxes. Except as set forth in this Instruction 6, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Outstanding Notes to it, or to its order, pursuant to the Exchange Offer. If payment of the Exchange Notes is to be made to, or if Outstanding Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Outstanding Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Noteholder or such other person) payable on account of the transfer to such other person shall be deducted from the Exchange Notes unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. Waiver of Conditions. The conditions of the Exchange Offer may be amended or waived by the Company, in whole or in part, at any time and from time to time in the Company's sole discretion, in the case of any Outstanding Notes tendered.

     8. Substitute Form W-9. Each tendering Noteholder (or other payee) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), generally the Noteholder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the Noteholder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Noteholder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on the payment of the Exchange Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Noteholder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% on all such payments of the Exchange Notes until a TIN is provided to the Exchange Agent.

     9. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer, this Letter of Transmittal or the Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the telephone number and location listed above. A Noteholder may also contact such Noteholder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

     IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with Outstanding Notes and all other required documents or the Notice of Guaranteed Delivery, must be received by the Exchange Agent at or prior to the Expiration Time in order to receive the Exchange Notes.

                            IMPORTANT TAX INFORMATION

     Under federal income tax law, a Noteholder whose tendered Outstanding Notes are accepted for payment or exchange is required to provide the Exchange Agent with such Noteholder's current TIN on Substitute Form W-9 below. If such Noteholder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the Noteholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any Exchange Notes paid to such Noteholder or other payee with respect to Outstanding Notes pursuant to the Exchange Offer may be subject to 28% backup withholding tax.

     Certain Noteholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Noteholder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 28% of any Exchange Notes paid to the Noteholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on any Exchange Notes paid to a Noteholder or other payee with respect to Outstanding Notes purchased pursuant to the Exchange Offer, the Noteholder is required to notify the Exchange Agent of the Noteholder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Noteholder is awaiting a TIN), and that (i) the Noteholder has not been notified by the Internal Revenue Service that the Noteholder is subject to backup withholding as a result of failure to report all interest or dividends or
(ii) the Internal Revenue Service has notified the Noteholder that the Noteholder is no longer subject to backup withholding.

What Number to Give the Exchange Agent

     The Noteholder is required to give the Exchange Agent the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Outstanding Notes.

Certificate of Awaiting Taxpayer Identification Number

     If the tendering Noteholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, check the box "Awaiting TIN" provided in Part 2 on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 28% of all payments made thereafter until a TIN is provided to the Exchange Agent.

-------------------------------------------------------------------------------

PAYER'S NAME:  U.S. BANK NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      SUBSTITUTE            Part 1--PLEASE  PROVIDE YOUR  Social Security Number
        Form W-9            TIN IN THE BOX AT RIGHT AND
 Department of the Treasury CERTIFY  BY  SIGNING AND              OR
  Internal Revenue Service  AND  DATING  BELOW.        Employer Identification
                                                               Number



Payor's Request for Taxpayer
Identification Number ("TIN")
    and Certification

--------------------------------------------------------------------------------

                            Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter above.

                            Name (please print)_________________________________

                            Address_____________________________________________


                            ____________________________________________________
                            City                State                   Zip Code

                            Part 2--Awaiting TIN ?
--------------------------------------------------------------------------------

Part 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct TIN (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.

Signature________________________________________  Date_________________________


You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reported interest or dividends on your tax return and you have not been advised by the IRS that
such        backup         withholding        has        been        terminated.
--------------------------------------------------------------------------------


   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.


______________________________________         ________________________
           Signature                                   Date
--------------------------------------------------------------------------------

                                                                     Exhibit 4.8


                          NOTICE OF GUARANTEED DELIVERY

                             OFFER TO EXCHANGE UP TO

                   $125,000,000 PRINCIPAL AMOUNT FLOATING RATE
                         SENIOR SECURED NOTES DUE 2009,
                       SERIES B AND GUARANTEES THEREOF FOR
                             ANY AND ALL OUTSTANDING
   $125,000,000 PRINCIPAL AMOUNT FLOATING RATE SENIOR SECURED NOTES DUE 2009,
                        SERIES A AND GUARANTEES THEREOF

                          ABRAXAS PETROLEUM CORPORATION

                        Pursuant to the Offer to Exchange
                              Dated December , 2004

The Exchange Agent for the Exchange Offer is:     U.S. Bank National Association

By Mail (Whether Certified or Registered):   Hand Delivery or Overnight Courier:

   U.S. Bank National Association             U.S. Bank National Association
       60 Livingston Avenue                      60 Livingston Avenue
        St. Paul, MN 55107                        St. Paul, MN 55107
      Attn.: Specialized Finance                Attn.: Specialized Finance

By Facsimile(For Eligible Institutions Only):       Confirm by Telephone:

      (651) 495-8158                                  (800) 934-6802
 Attn: Specialized Finance


     Delivery of this Notice of Guaranteed Delivery (the "Notice") to an address, or transmission via facsimile, other than as set forth above will not constitute a valid delivery.

     As set forth in the Offer to Exchange dated December , 2004 (as it may be supplemented from time to time, the "Offer") of Abraxas Petroleum Corporation, a Nevada corporation ("Abraxas" or the "Company"), that accompanies this Notice, and in the related Letter of Transmittal (the "Letter of Transmittal" and, together with the Offer, the "Exchange Offer"), this Notice must be used to accept the Company's offer to exchange $125,000,000 principal amount Floating Rate Senior Secured Notes due 2009, Series B ("Exchange Notes"), for all outstanding Floating Rate Senior Secured Notes due 2009, Series A (the "Outstanding Notes"), subject to the terms and conditions of the Exchange Offer, if (i) the Outstanding Notes are not lost, but are not immediately available,
(ii) time will not permit the Outstanding Notes or other required documents to reach the Exchange Agent at or before 12:00 Midnight, New York City Time, on , 2005 (the "Expiration Time"), or (iii) the procedures for book-entry transfer cannot be completed before the Expiration Time.

     This Notice must be delivered by an Eligible Institution by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth above at or before the Expiration Time. See the section entitled "The Series A/B Exchange Offer--Procedures for Tendering Outstanding Notes--Guaranteed Delivery Procedures" in the Offer.

     This Notice is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

         The terms and conditions used in the accompanying Offer are incorporated by reference into and form an integral part of this Notice. Each capitalized term used and not defined herein shall have the meaning ascribed to it in the Offer.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Offer and the Letter of Transmittal (receipt of which is hereby acknowledged), the principal amount of the Outstanding Notes specified below, pursuant to the guaranteed delivery procedures set forth under the section entitled "The Series A/B Exchange Offer--Procedures for Tendering Outstanding Notes--Guaranteed Delivery Procedures" in the Offer.

     The undersigned understand(s) that the tender of Outstanding Notes may not be withdrawn except under the circumstances described in the Offer. In the event of a termination of the Exchange Offer, the Outstanding Notes tendered pursuant to the Exchange Offer will be returned to the tendering Noteholders promptly (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to the account maintained at DTC from which such Outstanding Notes were delivered).

     The undersigned understand(s) that exchange by the Exchange Agent of Exchange Notes for Outstanding Notes tendered and accepted for payment pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of such Outstanding Notes, or Book-Entry Confirmation of the transfer of such Outstanding Notes into the Exchange Agent's account at DTC, and a Letter of Transmittal (or facsimile thereof) with respect to such Outstanding Notes properly completed and duly executed with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted agent's message.

     All authority conferred or agreed to be conferred by this Notice shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Photocopies of this Notice may be used if multiples are required.


                    DESCRIPTION OF OUTSTANDING NOTES TENDERED

           (Must be completed. If space is insufficient, please attach a signed list in the form below.)

-------------------------------------------------- ------------------------- ------------------ ----------------
                                                     Outstanding Note(s)         Aggregate         Principal
 Name(s) and Address(es) of Registered Holder(s)    Certificate Number(s)*   Principal Amount      Amount of
                 (please print)                                               of Outstanding      Outstanding
                                                                                   Notes             Notes
                                                                                                  Tendered**
-------------------------------------------------- ------------------------- ------------------ ----------------


------------------------------------------------- ------------------------- ------------------ ----------------


-------------------------------------------------- ------------------------- ------------------ ----------------


-------------------------------------------------- ------------------------- ------------------ ----------------


-------------------------------------------------- ------------------------- ------------------ ----------------

* Need not be completed by Book-Entry Holders.
** Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Outstanding Notes described above is being tendered.

                                   SIGNATURES

--------------------------------------------------------------------------------



                           -----------------------------------------------------
                           Signature of Holder or Authorized Representative


                           -----------------------------------------------------
                           Name of Holder
                           (please print or type)


                           -----------------------------------------------------
                           Name of Authorized Representative, if applicable (please print or type)

                           -----------------------------------------------------
                           Area Code and Telephone No.
                           (please print or type)

                           -----------------------------------------------------
                           Social Insurance Number or Taxpayer Identification Number or Social Security Number of U.S. Resident



Dated:___________________, 200_
--------------------------------------------------------------------------------


     This Notice must be signed by the Noteholder(s) exactly as their name(s) appear on certificate(s) for Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become Noteholder(s) by endorsements and documents transmitted with this Notice. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:


Name(s):_________________________________________________________________

_________________________________________________________________________

Capacity:________________________________________________________________

Address(es):_____________________________________________________________

_________________________________________________________________________

DO NOT SEND OUTSTANDING NOTES WITH THIS FORM. OUTSTANDING NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                                    GUARANTEE

(Not To Be Used for Signature Guarantee)

     The undersigned, a recognized member of the Medallion Signature Guarantee Program or any other "eligible guarantor institution" (each, an "Eligible Institution"), as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (i) represents that the above-named persons are deemed to own the Outstanding Notes tendered hereby within the meaning of Rule 14e-4, as promulgated under the Exchange Act ("Rule 14e-4"), (ii) represents that such tender of Outstanding Notes complies with Rule 14e-4, and (iii) guarantees that the Outstanding Notes tendered hereby are in proper form for transfer (pursuant to the procedures set forth in the Offer under the caption "The Series A/B Exchange Offer--Procedures for Tendering Outstanding Notes--Guaranteed Delivery Procedures"), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal or a properly transmitted agent's message, will be received by the Exchange Agent at one of its addresses set forth above within two business days after the date of execution hereof.

     The Eligible Institution that completes this Notice must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal or agent's message and Outstanding Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

You must complete this Notice

                             ___________________________________________________
                             Name of Eligible Institution (please print or type)

                             ___________________________________________________
                             Authorized Signature

                             ___________________________________________________
                             Name and Title of Authorized Signatory
                             (please print or type)

                             ___________________________________________________
                             Address (please print or type)

                             ___________________________________________________
                             City, State / Province, Country and Postal Code (please print or type)

                             ___________________________________________________
                             Area Code and Telephone Number


Date:____________________________   , 200_